SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 30, 1997

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)


United States                    33-95714                      22-2716130
(State or other                (Commission                 (I.R.S. Employer
Jurisdiction of                File Number)                Identification No.)
Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359



















                                   Page 1 of 4
                         Exhibit Index appears on Page 4

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Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)   Exhibits
               28.1  Monthly Servicer's Certificate - April 30, 1997
               28.2  Monthly Series 1995-1 Certificateholders'
                     Statement - April 30, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



Dated:  August 26, 1997                    By: ____________________________
        ---------------
                                           Name:    /s/Donald K. Truslow
                                           Title:   Comptroller






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                                INDEX TO EXHIBITS

                                                         Sequentially
Exhibit                                                    Numbered
Number                                Exhibit                Page


28.1   Monthly Servicer's Certificate - April 30, 1997       1-7
28.2   Monthly Series 1995-1 Certificateholders'
       Statement - April 30, 1997                          C1-C10